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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2003



                        CELL ROBOTICS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Colorado                                          84-1153295
(STATE OR OTHER JURISDICTION OF                     (IRS EMPLOYER IDENTIFICATION
        INCORPORATION)                                         NUMBER)

                                     5049-05
                            (COMMISSION FILE NUMBER)

                           2715 Broadbent Parkway N.E.
                            Albuquerque, New Mexico               87107
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

       Registrant's telephone number, including area code: (505) 343-1131



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

          EXHIBIT
           NUMBER                DESCRIPTION
           ------                -----------
            99.1       Press Release dated April 3, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant issued a press release on April 3, 2003 announcing its results of operations for the fourth quarter and the year ended December 31, 2002, which release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CELL ROBOTICS INTERNATIONAL, INC.


Date:    April 3, 2003               By: /s/ Gary Oppedahl
                                         ---------------------------------------
                                         Gary Oppedahl, Chief Executive Officer,
                                         President and Director




                                  EXHIBIT INDEX

  EXHIBIT
   NUMBER                         DESCRIPTION
   ------                         -----------
    99.1        Press Release dated April 3, 2003.